Exhibit 32.1

 CERTIFICATION PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Willing Holding, Inc. (the “Company”) for the twelve months ended  December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas L. DiStefano III, Co-Chairman and CEO of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations ofthe Company.

April 15, 2010	/S/ THOMAS L. DISTEFANO III
Thomas L. DiStefano III Co-Chairman and Chief Executive Officer